                                                                      Exhibit 24

                             DIRECTORS AND OFFICERS
                          OF THE J.M. SMUCKER COMPANY

                               POWER OF ATTORNEY

     Each of the undersigned officers, directors and other representatives of The J.M. Smucker Company, an Ohio Corporation, (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the offering of shares of a new class of common stock of the Company pursuant to a merger of JMS-Ohio, Inc., a wholly owned subsidiary of Smucker with and into Smucker, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                          Executed as of May 15, 2000

/s/ TIMOTHY P. SMUCKER
-------------------------------------------------------
Timothy P. Smucker

/s/ R. K. SMUCKER
-------------------------------------------------------
Richard K. Smucker

/s/ STEVEN J. ELLCESSOR
-------------------------------------------------------
Steven J. Ellcessor

/s/ MARK R. BELGYA
-------------------------------------------------------
Mark R. Belgya

/s/ VINCENT C. BYRD
-------------------------------------------------------
Vincent C. Byrd

/s/ KATHRYN W. DINDO
-------------------------------------------------------
Kathryn W. Dindo

/s/ FRED A. DUNCAN
-------------------------------------------------------
Fred A. Duncan

-------------------------------------------------------
Elizabeth Valk Long

-------------------------------------------------------
Russell G. Mawby

-------------------------------------------------------
Charles S. Mechem, Jr.

-------------------------------------------------------
Benjamin B. Tregoe, Jr.

-------------------------------------------------------
William H. Steinbrink

-------------------------------------------------------
William Wrigley, Jr.

                                                                      Exhibit 24

                             DIRECTORS AND OFFICERS
                          OF THE J.M. SMUCKER COMPANY

                               POWER OF ATTORNEY

     Each of the undersigned officers, directors and other representatives of The J.M. Smucker Company, an Ohio Corporation, (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the offering of shares of a new class of common stock of the Company pursuant to a merger of JMS-Ohio, Inc., a wholly owned subsidiary of Smucker with and into Smucker, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                          Executed as of May 15, 2000

-------------------------------------------------------
Timothy P. Smucker

-------------------------------------------------------
Richard K. Smucker

-------------------------------------------------------
Steven J. Ellcessor

-------------------------------------------------------
Mark R. Belgya

-------------------------------------------------------
Vincent C. Byrd

-------------------------------------------------------
Kathryn W. Dindo

-------------------------------------------------------
Fred A. Duncan

-------------------------------------------------------
Elizabeth Valk Long

-------------------------------------------------------
Russell G. Mawby

-------------------------------------------------------
Charles S. Mechem, Jr.

-------------------------------------------------------
Benjamin B. Tregoe, Jr.

/s/ WILLIAM H. STEINBRINK
-------------------------------------------------------
William H. Steinbrink

-------------------------------------------------------
William Wrigley, Jr.

                                                                      Exhibit 24

                             DIRECTORS AND OFFICERS
                          OF THE J.M. SMUCKER COMPANY

                               POWER OF ATTORNEY

     Each of the undersigned officers, directors and other representatives of The J.M. Smucker Company, an Ohio Corporation, (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the offering of shares of a new class of common stock of the Company pursuant to a merger of JMS-Ohio, Inc., a wholly owned subsidiary of Smucker with and into Smucker, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                          Executed as of May 15, 2000

-------------------------------------------------------
Timothy P. Smucker

-------------------------------------------------------
Richard K. Smucker

-------------------------------------------------------
Steven J. Ellcessor

-------------------------------------------------------
Mark R. Belgya

-------------------------------------------------------
Vincent C. Byrd

-------------------------------------------------------
Kathryn W. Dindo

-------------------------------------------------------
Fred A. Duncan

/s/ ELIZABETH VALK LONG
-------------------------------------------------------
Elizabeth Valk Long

-------------------------------------------------------
Russell G. Mawby

-------------------------------------------------------
Charles S. Mechem, Jr.

-------------------------------------------------------
Benjamin B. Tregoe, Jr.

/s/ WILLIAM H. STEINBRINK
-------------------------------------------------------
William H. Steinbrink

-------------------------------------------------------
William Wrigley, Jr.

                                                                      Exhibit 24

                             DIRECTORS AND OFFICERS
                          OF THE J.M. SMUCKER COMPANY

                               POWER OF ATTORNEY

     Each of the undersigned officers, directors and other representatives of The J.M. Smucker Company, an Ohio Corporation, (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the offering of shares of a new class of common stock of the Company pursuant to a merger of JMS-Ohio, Inc., a wholly owned subsidiary of Smucker with and into Smucker, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                          Executed as of May 15, 2000

-------------------------------------------------------
Timothy P. Smucker

-------------------------------------------------------
Richard K. Smucker

-------------------------------------------------------
Steven J. Ellcessor

-------------------------------------------------------
Mark R. Belgya

-------------------------------------------------------
Vincent C. Byrd

-------------------------------------------------------
Kathryn W. Dindo

-------------------------------------------------------
Fred A. Duncan

-------------------------------------------------------
Elizabeth Valk Long

/s/ RUSSELL G. MAWBY
-------------------------------------------------------
Russell G. Mawby

-------------------------------------------------------
Charles S. Mechem, Jr.

-------------------------------------------------------
Benjamin B. Tregoe, Jr.

/s/ WILLIAM H. STEINBRINK
-------------------------------------------------------
William H. Steinbrink

-------------------------------------------------------
William Wrigley, Jr.

                                                                      Exhibit 24

                             DIRECTORS AND OFFICERS
                          OF THE J.M. SMUCKER COMPANY

                               POWER OF ATTORNEY

     Each of the undersigned officers, directors and other representatives of The J.M. Smucker Company, an Ohio Corporation, (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the offering of shares of a new class of common stock of the Company pursuant to a merger of JMS-Ohio, Inc., a wholly owned subsidiary of Smucker with and into Smucker, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                          Executed as of May 15, 2000

-------------------------------------------------------
Timothy P. Smucker

-------------------------------------------------------
Richard K. Smucker

-------------------------------------------------------
Steven J. Ellcessor

-------------------------------------------------------
Mark R. Belgya

-------------------------------------------------------
Vincent C. Byrd

-------------------------------------------------------
Kathryn W. Dindo

-------------------------------------------------------
Fred A. Duncan

-------------------------------------------------------
Elizabeth Valk Long

-------------------------------------------------------
Russell G. Mawby

/s/ CHARLES S. MECHEM, JR.
-------------------------------------------------------
Charles S. Mechem, Jr.

-------------------------------------------------------
Benjamin B. Tregoe, Jr.

/s/ WILLIAM H. STEINBRINK
-------------------------------------------------------
William H. Steinbrink

-------------------------------------------------------
William Wrigley, Jr.

                                                                      Exhibit 24

                             DIRECTORS AND OFFICERS
                          OF THE J.M. SMUCKER COMPANY

                               POWER OF ATTORNEY

     Each of the undersigned officers, directors and other representatives of The J.M. Smucker Company, an Ohio Corporation, (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the offering of shares of a new class of common stock of the Company pursuant to a merger of JMS-Ohio, Inc., a wholly owned subsidiary of Smucker with and into Smucker, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                          Executed as of May 15, 2000

-------------------------------------------------------
Timothy P. Smucker

-------------------------------------------------------
Richard K. Smucker

-------------------------------------------------------
Steven J. Ellcessor

-------------------------------------------------------
Mark R. Belgya

-------------------------------------------------------
Vincent C. Byrd

-------------------------------------------------------
Kathryn W. Dindo

-------------------------------------------------------
Fred A. Duncan

-------------------------------------------------------
Elizabeth Valk Long

-------------------------------------------------------
Russell G. Mawby

-------------------------------------------------------
Charles S. Mechem, Jr.

/s/ BENJAMIN B. TREGOE, JR.
-------------------------------------------------------
Benjamin B. Tregoe, Jr.

/s/ WILLIAM H. STEINBRINK
-------------------------------------------------------
William H. Steinbrink

-------------------------------------------------------
William Wrigley, Jr.

                                                                      Exhibit 24

                             DIRECTORS AND OFFICERS
                          OF THE J.M. SMUCKER COMPANY

                               POWER OF ATTORNEY

     Each of the undersigned officers, directors and other representatives of The J.M. Smucker Company, an Ohio Corporation, (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the offering of shares of a new class of common stock of the Company pursuant to a merger of JMS-Ohio, Inc., a wholly owned subsidiary of Smucker with and into Smucker, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                          Executed as of May 15, 2000

-------------------------------------------------------
Timothy P. Smucker

-------------------------------------------------------
Richard K. Smucker

-------------------------------------------------------
Steven J. Ellcessor

-------------------------------------------------------
Mark R. Belgya

-------------------------------------------------------
Vincent C. Byrd

-------------------------------------------------------
Kathryn W. Dindo

-------------------------------------------------------
Fred A. Duncan

-------------------------------------------------------
Elizabeth Valk Long

-------------------------------------------------------
Russell G. Mawby

-------------------------------------------------------
Charles S. Mechem, Jr.

-------------------------------------------------------
Benjamin B. Tregoe, Jr.

/s/ WILLIAM H. STEINBRINK
-------------------------------------------------------
William H. Steinbrink

/s/ WILLIAM WRIGLEY, JR.
-------------------------------------------------------
William Wrigley, Jr.